CRM Mutual Fund Trust

CRM Large Cap Opportunity Fund

Supplement Dated March 14, 2019

to the Summary Prospectus, Prospectus and

Statement of Additional Information

Dated October 26, 2018

The Board of Trustees of CRM Mutual Fund Trust recently approved the reorganization of CRM Large Cap Opportunity Fund with and into CRM All Cap Value Fund. Each fund is managed by Cramer Rosenthal McGlynn, LLC (“CRM”).

The proposed reorganization, which is subject to shareholder approval, is generally not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization will be submitted for approval by shareholders of CRM Large Cap Opportunity Fund at a meeting anticipated to be held in the second quarter of 2019. If approved by the shareholders of CRM Large Cap Opportunity Fund, the reorganization is expected to close as soon as possible thereafter. There can be no assurance that the reorganization will be approved or, if approved, completed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED

FOR FUTURE REFERENCE.